[front cover]

                                  J.P. Morgan
                          Tax Aware U.S. Equity Fund
                                [jp morgan logo]
                                 Annual Report
                               October 31, 2000

Letter to the Shareholders
-----------------------------------------------------------------------------

December 1, 2000

Dear Shareholder,

    We are pleased to report that the J.P. Morgan Tax Aware U.S. Equity Fund outperformed its benchmark, the Standard & Poor's 500 Index, and peer group, the Lipper Large-Cap Core Funds Average, for the 12 months ended October 31, 2000.The Fund provided a total return of 9.96% for the fiscal period, while its benchmark and peer group had returns of 6.09%, and 9.71%, respectively.

    The net asset value of the Select Shares on October 31, 2000 was $20.51 per share, increasing from $18.73 after distributions of over $0.08 per share in income over the fiscal period. The net asset value of the Institutional Shares on October 31, 2000 was $14.73 per share, decreasing from $15.00 on September 15, 2000 (commencement of operations). In keeping with the Fund's tax-aware investment objective, there were no distributions from short-term or long-term capital gains during the period.

    This report includes an interview with Terry Banet, the lead portfolio manager of the J.P. Morgan Tax-Aware U.S. Equity Fund. Terry discusses the U.S. equity market in detail, and explains the factors that influenced fund performance during the fiscal period. Terry also provides insight in regard to positioning the Fund for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at the telephone numbers indicated on the back cover of this report.

Sincerely yours,

/signature/                            /signature/

Ramon de Oliveira                      Keith M. Schappert
Chairman of Asset Management Services  President of Asset Management Services
J.P. Morgan & Co. Incorporated         J.P.Morgan & Co.
Incorporated


Table of Contents
-----------------------------------------------------------------------------

Letter to the Shareholders                                                 1
Fund Performance                                                           2
Portfolio Q&A                                                              3
Fund Facts & Highlights                                                    5
Financial Statements                                                       6

Fund Performance
-----------------------------------------------------------------------------

Examining performance

  There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on December 31, 1996*, would have increased to $20,679 on October 31,
2000.

  Another way is to review a fund's average annual total return.
This
calculation takes the fund's actual return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years
(or since
inception).

Growth of $10,000 since fund inception*
December 31, 1996-October 31, 2000
Lipper Large-Cap Core Funds Average $19,453
S&P 500 Index $20,380
J.P. Morgan Tax Aware U.S. Equity Fund: Select Shares $20,679

Performance

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                              ---------------------------------
                                                  One year         Three years          Since
                                                                                      Inception

As of October 31, 2000
J.P. Morgan Tax Aware U.S. Equity Fund:
   Select Shares*                                     9.96%          18.44%              20.87%

   Institutional Shares**                               NA              NA               (1.80%)

S&P 500 Index***                                      6.09%          17.60%              20.41%

Lipper Large-Cap Core Funds Average                   9.71%          16.74%              18.44%


As of September 30, 2000

J.P. Morgan Tax Aware U.S. Equity Fund:
Select Shares*                                       15.85%          16.76%              21.33%

   Institutional Shares**                               NA              NA               (2.00%)

S&P 500 Index***                                     13.28%          16.44%              21.04%

Lipper Large-Cap Core Funds Average                  17.80%          15.85%              19.41%

* The Select Shares commenced operations on December 18, 1996, and has provided an average annual total return of 21.00% from that date through October 30, 2000. For the purpose of comparison, the "since inception" returns are calculated from December 31, 1996, the first date when data for the Fund's benchmark and its Lipper category average were available.

** The Institutional Shares commenced operations on September 15, 2000, and "since inception" returns are calculated from that date.

*** S&P 500 Index is an unmanaged index that measures U.S. Stock market performance using the average performance of 500 widely held stocks. It does not include fees or operating expenses and is not available for actual investment.

    Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions and reflect reimbursement of certain fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower.
    Lipper Analytical Services Inc. is a leading source for mutual fund data.

Portfolio Manager Q&A
-----------------------------------------------------------------------------

(photo of Terry E. Banet)

    The following is an interview with Terry E. Banet, vice president and portfolio manager for the J.P. Morgan Tax Aware U.S. Equity Fund since its inception. Terry is a member of the Equity and Balanced Accounts group. She joined Morgan in 1985, and was instrumental in developing Morgan's tax-aware equity process. Terry earned an undergraduate degree in accounting from Lehigh University, and an M.B.A. from Wharton. This interview was conducted on November 15, 2000, and reflects Terry's views on that date.

What had the greatest impact on the stock market during this reporting period?

    There wasn't a single defining factor. Rather, a series of shocks led to one of the more volatile years for stocks that we've experienced in some time.

    Among the more major shocks was the continuing run-up in interest rates by the Federal Reserve as it tried to slow the economy. After raising rates by 100 basis points (1.00%) in 1999, the Fed continued to raise rates, by 75 basis points (0.75%), through May of 2000. This led investors to re-evaluate their stock holdings against the backdrop of slower economic growth, both here and abroad.

    The Fed's efforts began to have their desired effect during late spring and into summer, as economic growth slowed demonstrably, and the rest of the world began to follow suit. The rate increases impacted different industries in different ways. For example, as rates moved up, certain finance stocks were pummeled. Here, you had the issue of potentially higher loan losses going forward, and slower lending growth in a higher rate environment.

    The most prominent victim of the stock market sell-off, by far, was the technology/Internet sector, where valuations generally had risen to excessive levels during late 1999 and early 2000. Several of these companies, from small to large, suffered extreme losses, which injected a great deal of volatility into the marketplace.

    Elsewhere, the healthcare sector whipsawed back and forth on rhetoric arising from the presidential campaign about controlling drug and other medical costs. And we saw much of the telecommunications sector decline when investors realized that long distance revenues were falling much faster than anticipated. On the plus side, the property and casualty insurance sector performed above par, thanks to its finally getting increases in policy pricing.

    The other major issue that affected stock market performance over the past year was the substantial decline in the euro against the dollar. This was true for companies with significant foreign currency exposure. Several such companies saw the value of their European sales and their equity decline through much of the year.

Is the euro story real, or, as a few have suggested, is it just being used by companies to mask strategic mistakes?

    The euro story is very real. With a weak currency, goods and services priced in dollars become much more expensive to Europeans. To keep inflation in check, the European Central Bank has raised interest rates and consequently slowed growth. From the U.S. market's perspective, multinational companies doing business in Europe would typically have earnings in euros. Translating these earnings back to dollars, combined with slowing growth, has led to disappointments in earnings.

How did you position the portfolio over this past year, and why?

    We really didn't make many changes over the past year, as we still liked most of our core holdings. Stocks that helped performance the most, for example, have been held for more than a year. This said, we added some names, such as Nortel and Citrix, that didn't live up to expectations, and held on to a few stocks we shouldn't have.

    Citrix Systems Inc., a supplier of application software and services, was hurt initially by the very slow upgrade cycle to Windows 2000. Then it missed its earnings and experienced a major management shake-out, sending its shares down from a high of over $100 per share, to as low as the teens. It's gone up a bit since then, but the damage was, and is, significant.

    Nortel Networks Corp. designs, develops, manufactures, markets, sells, finances, installs and services data and telephone networks for carrier & enterprise customers. It was doing fairly well until the end of this reporting period. It hit its earnings target,

Portfolio Manager Q&A
----------------------------------------------------------------------------
                                                                 (Continued)

if barely, but investors, worried about an anticipated major reduction in capital spending by telecoms, took their concerns out on the company's stock.

    One stock we continued to hold during the last year that detracted from performance was MCI WorldCom. This former star performer lost a good deal of its value because the merger with Sprint collapsed under the weight of regulatory scrutiny, and its core businesses experienced slower growth than expected.

What about stocks that outperformed?

    Among the best stocks in the portfolio were Sun Microsystems, EMC, and Forrest Labs, all of which were up in excess of 100%.

    Sun benefited from having the best products in the server market, which translated into a strong and growing market share. It added capacity over the period and grew its business in all product lines.

    I would note that in the tech area, we emphasized infrastructure and storage stocks, rather than the latest, greatest dot-com to make it big. This proved to be a good "bet" with Sun and an equally good one with EMC Corp., a premier player in the mass storage market that experienced strong growth.

    Forrest Labs had a huge hit with an antidepressant drug. Management demonstrated exceptional ability by, among other things, increasing and improving the company's sales force ahead of the product's introduction. By doing so, Forrest Labs enjoyed significant gains in market share over the past year.

Looking ahead to the next few months, what do you think is going to happen With U.S. equities?


    Continued volatility, to be sure. There are still some stocks that are priced to have "perfect" earnings. Any deviation from these expectations would likely send them sailing far south, at least by recent experience. We also think that a company's valuation, earnings, and assets will have more prominence for investors. If so, some of the formerly dreaded and beaten up "old economy" stocks may return to favor.

    One of the best performing sectors of late has been the formerly neglected utility sector. Power generation companies, for example, have done quite well over the past year and promise to continue their rise into the near future.

    As far as interest rates are concerned, growth has moderated, so we are not looking for additional rate increases. By the same token, neither are we expecting to see any substantial rate cuts, at least until inflation declines.

    Another thing we are keeping a close watch on is the effect of Regulation FD (Full Disclosure) on the ability of analysts and investors to predict earnings. Hopefully, it won't result in a silent world, where investors have to wait on final numbers before they learn where they stand.

    We are also paying very close attention to higher energy costs and how they may filter through the economy. Beyond this, we are examining the potential impact of an economic slowdown on earnings growth. And, in a similar vein, we are evaluating the impact of lower capital expenditures on sectors such as technology, and the sub-sectors that rely on them.

What changes to the portfolio might you make over the near term?

    Very careful changes, to be sure. We remain convinced that attention to fundamentals and translating these fundamentals into effective stock picking is the key to performing well. Barring new economic developments that would necessitate change, we would not expect to materially alter these positions in the months ahead.

    We are seeking to bolster returns by modestly investing in smaller companies that look interesting, but have yet to really prove themselves. If they live up to expectations, we might selectively and opportunistically add to these positions over time. This way, the fund can benefit on the upside as the good companies move ahead, while our downside is limited by having relatively modest positions in those companies that don't make the grade.

Anything else?

    Yes. Since this is a tax-advantaged fund, I would note that through Oct. 31, 2000, we have applied our losses to aggressively offset any gains from stocks that performed well. So, once again, there should not be a capital gains distribution from the fund. This marks the fourth straight year without a capital gains distribution, meaning that investors are keeping most of their returns. It also means that our performance on an after-tax basis, relative to the index and our peer group, looks even better.

Fund Facts
-----------------------------------------------------------------------------

Investment Objective

    J.P. Morgan Tax Aware U.S. Equity Fund seeks to provide high after-tax total return from a portfolio of selected equity securities. The Fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The Fund invests primarily in common stocks and other equity securities of large and medium sized U.S.
companies.

-----------------------------------------------------------------------------
    Inception Date:
       Institutional: 9/15/2000
       Select: 12/18/1996
-----------------------------------------------------------------------------
    Fund Net Assets as of 10/31/2000:
       Institutional: $221
       Select: $249,222,140
-----------------------------------------------------------------------------
    Annual Expense Ratio:
       Institutional: 0.70%
       Select: 0.85%
-----------------------------------------------------------------------------
    Income Dividend Payable Dates:
       12/20/2000
-----------------------------------------------------------------------------
    Capital Gain Dividend Payable Dates
       (if applicable): 12/20/2000

Expense Ratio

    The current annualized expense ratios cover shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees; however, shares held for less than one year, prior to July 30, 2000, may have been subject to redemption fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Fund. Fund redemptions worth over $250,000 are redeemed in kind from the Fund. Shareholders owning more than 5% of the Fund's outstanding shares should consult "Redemption of Shares" in the Statement of Additional
Information.

Fund Highlights
-----------------------------------------------------------------------------
All data as of October 31, 2000

Portfolio Allocation
(As a percentage of total investment securities)

[data for pie chart below]

Finance 14.3%
Pharmaceuticals 12.5%
Computer Hardware 12.2%
Industrial Cyclical 11.7%
Software & Services 7.4%
Consumer Stable 6.7%
Energy 6.6%
Telecommunications 5.3%
Consumer Services 5.0%
Retail 4.1%
Semiconductors 4.0%
Utilities 2.8%
Insurance 2.5%
Short-Term Investments 2.4%
Capital Markets 1.7%
Consumer Cyclical 0.8%

Largest Equity                                             % of Total
Holdings                                                  Investments
-----------------------------------------------------------------------------

Cisco Systems Inc.                                            4.2%
Sun Microsystems, Inc.                                        4.1%
Exxon Mobil Corp.                                             4.1%
General Electric Co. (U.S.)                                   3.4%
Tyco International Ltd.                                       3.3%
EMC Corp. (Mass.)                                             3.3%
Microsoft Corp.                                               3.0%
Pharmacia Corp.                                               2.1%
Intel Corp.                                                   2.1%
Wal-Mart Stores, Inc.                                         2.0%

Distributed by Funds Distributor, Inc. J.P. Morgan Investment Management Inc. serves as investment advisor. Shares of the Fund are not insured by the FDIC, are not bank deposits or other obligations of the financial institution and are not guaranteed by the financial institution. Shares of the Fund are subject to investment risk, including possible loss of the principal invested. Return and share price will fluctuate and redemption value may be more or less than original cost.

Opinions expressed herein are based on current market conditions and are subject to change without notice.

Call J.P. Morgan Funds Services at (800) 766-7722 (Institutional Shares) or
(800) 521-5411 (Select Shares) for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read the prospectus carefully before investing.

J.P. Morgan Tax Aware U.S. Equity Fund - Schedule of Investments
-----------------------------------------------------------------------------
OCTOBER 31, 2000

Shares                                                           Value
-----------------------------------------------------------------------------
COMMON STOCKS - 97.6%

CAPITAL MARKETS - 1.7%

SECURITIES & ASSET MANAGEMENT - 1.7%
   43,209  Goldman Sachs Group, Inc. (The)                     $ 4,312,798
                                                               -----------

COMPUTER HARDWARE - 12.2%

COMPUTER HARDWARE & BUSINESS MACHINES - 12.2%
  195,200  Cisco Systems Inc.(+)                                10,516,399
   39,600  Compaq Computer Corp.                                 1,204,236
   92,600  EMC Corp. (Mass.)(+)                                  8,247,188
   92,900  Sun Microsystems, Inc.(+)                            10,300,288
                                                               -----------
                                                                30,268,111
                                                               -----------

CONSUMER CYCLICAL - 0.8%

MOTOR VEHICLES & PARTS - 0.8%
   35,200  Johnson Controls, Inc.                                2,098,800
                                                               -----------

CONSUMER SERVICES - 5.0%

ENTERTAINMENT - 1.2%
   50,900  Seagram Co. Ltd. (The)(i)                             2,907,663
                                                               -----------

MEDIA - 3.8%
  128,800  AT&T Corp. - Liberty Media Group Cl A(+)              2,318,400
   49,500  Comcast Corp. Cl A(+)                                 2,017,125
   76,700  News Corp. Ltd. (The) ADR(i)                          3,298,100
   25,100  Time Warner Inc.                                      1,905,341
                                                               -----------
                                                                 9,538,966
                                                               -----------
                                                                12,446,629
                                                               -----------

CONSUMER STABLE - 6.7%

FOOD & BEVERAGE - 2.1%
   43,100  Coca-Cola Co. (The)                                   2,602,163
   51,700  PepsiCo, Inc.                                         2,504,219
                                                               -----------
                                                                 5,106,382
                                                               -----------

HOME PRODUCTS - 3.0%
   22,700  Clorox Co.                                            1,012,988
   30,000  Estee Lauder Companies, Inc.                          1,393,125
   53,300  Gillette Co.                                          1,858,838
   46,500  Procter & Gamble Co. (The)                            3,321,843
                                                               -----------
                                                                 7,586,794
                                                               -----------

TOBACCO - 1.6%
   105,500  Philip Morris Companies Inc.                         3,863,937
                                                               -----------
                                                                16,557,113
                                                               -----------

ENERGY - 6.6%

ENERGY RESERVES & PRODUCTION - 5.6%
   115,236  Exxon Mobil Corp.                                   10,277,610
    59,500  Royal Dutch Petroleum Co.
            New York Shares ADR(i)                               3,532,813
                                                               -----------
                                                                13,810,423
                                                               -----------

Shares                                                             Value
-----------------------------------------------------------------------------
OIL SERVICES - 1.0%
   75,100  Baker Hughes Inc.                                   $ 2,581,563
                                                               -----------
                                                                16,391,986
                                                               -----------

FINANCE - 14.3%

BANKS - 6.8%
   38,802  Bank of America Corp.                                 1,864,921
   39,500  Bank One Corp.                                        1,441,750
   72,500  Citigroup Inc.                                        3,815,313
   84,100  First Union Corp.                                     2,549,281
   58,000  KeyCorp                                               1,431,875
  117,100  U.S. Bancorp                                          2,832,356
   60,100  Wells Fargo & Co.                                     2,783,381
                                                                ----------
                                                                16,718,877
                                                                ----------

FINANCIAL SERVICES - 6.2%
   38,000  Associates First Capital Corp.                        1,410,750
   24,200  Fannie Mae                                            1,863,400
  156,000  General Electric Co. (U.S.)                           8,550,749
   26,650  Marsh & McLennan Companies, Inc.                      3,484,488
                                                                ----------
                                                                15,309,387
                                                                ----------

THRIFTS - 1.3%
   73,700  Washington Mutual, Inc.                               3,242,800
                                                                ----------
                                                                35,271,064
                                                                ----------

INDUSTRIAL CYCLICAL - 11.7%

CHEMICALS - 1.0%
   84,500  Rohm and Haas Co.                                     2,540,281
                                                                ----------

DEFENSE/AEROSPACE - 1.4%
   65,900  Honeywell Inc.                                        3,546,244
                                                                ----------

ELECTRICAL EQUIPMENT - 2.9%
    4,351  Corvis Corp.(+)                                         285,534
   23,100  Level 3 Communications, Inc.(+)                       1,101,581
   36,500  Lucent Technologies Inc.                                850,906
   25,200  Motorola, Inc.                                          628,425
   64,794  Nortel Networks Corp.                                 2,948,127
   30,000  Tellabs, Inc.(+)                                      1,498,125
                                                                ----------
                                                                 7,312,698
                                                                ----------
FOREST PRODUCTS & PAPER -
0.7%
   38,500  Temple-Inland Inc.                                    1,722,875
                                                                ----------

HEAVY MACHINERY - 0.4%
   28,300  Deere & Co.                                           1,041,794
                                                                ----------

INDUSTRIAL PARTS - 3.4%
   146,400  Tyco International Ltd.(i)                           8,299,051
                                                                ----------

MINING & METALS - 0.7%
   62,704  Alcoa Inc.                                            1,798,821
                                                                ----------

RAILROADS - 0.9%
   46,000  Union Pacific Corp.                                   2,156,250
                                                                ----------

    The Accompanying Notes are an Integral Part of the Financial Statements.
6

J.P. Morgan Tax Aware U.S. Equity Fund - Schedule of Investments
-----------------------------------------------------------------------------
                                                                 (Continued)
OCTOBER 31, 2000

Shares                                                             Value
-----------------------------------------------------------------------------
TRUCKING & SHIPPING & AIR FREIGHT - 0.3%
   11,720  United Parcel Service, Inc. Cl B                        711,990
                                                                ----------
                                                                29,130,004
                                                                ----------

INSURANCE - 2.5%

PROPERTY AND CASUALTY INSURANCE - 2.5%
   34,500  Ambac Financial Group, Inc.                           2,753,531
   13,037  American International Group, Inc.                    1,277,626
   27,100  Xl Capital Ltd. Cl A(i)                               2,083,313
                                                                ----------
                                                                 6,114,470
                                                                ----------

PHARMACEUTICALS - 12.5%

DRUGS - 12.5%
   33,400  Alza Corp.(+)                                         2,703,313
   55,600  American Home Products Corp.                          3,530,600
   73,500  Bristol-Myers Squibb Co.                              4,478,906
   18,300  Forest Laboratories, Inc. Cl A(+)                     2,424,750
   45,400  Lilly (Eli) & Co.                                     4,057,625
   10,000  Millennium Pharmaceuticals, Inc.(+)                     725,625
   21,200  PE Corp-PE Biosystems Group                           2,480,400
   81,350  Pfizer, Inc.                                          3,513,303
   96,600  Pharmacia Corp.                                       5,313,000
   35,900  Schering-Plough Corp.                                 1,855,581
                                                                ----------
                                                                31,083,103
                                                                ----------

RETAIL - 4.1%

CLOTHING STORES - 0.6%
   54,200  Gap, Inc. (The)                                       1,399,038
                                                                ----------


DEPARTMENT STORES - 2.9%
   90,700  Target Corp.                                          2,505,588
  108,600  Wal-Mart Stores, Inc.                                 4,927,724
                                                                ----------
                                                                 7,433,312
                                                                ----------

SPECIALTY STORES - 0.6%
   32,850  Home Depot, Inc.                                      1,412,550
                                                                ----------
                                                                10,244,900
                                                                ----------

SEMICONDUCTORS - 4.0%

SEMICONDUCTOR - 4.0%
  116,700  Intel Corp.                                           5,251,500
    9,900  JDS Uniphase Corp.(+)                                   806,231
   81,100  Texas Instruments Inc.                                3,978,969
                                                                ----------
                                                                10,036,700
                                                                ----------

SOFTWARE & SERVICES - 7.4%

COMPUTER SOFTWARE - 5.3%
   32,000  International Business Machines Corp.                 3,152,000
  107,800  Microsoft Corp.(+)                                    7,424,724
   29,129  NCR Corp.(+)                                          1,256,188
   13,800  Siebel Systems, Inc.(+)                               1,448,138
                                                                ----------
                                                                13,281,050
                                                                ----------

Shares                                                            Value
-----------------------------------------------------------------------------

INTERNET - 2.1%
   43,600  America Online, Inc.(+)                             $ 2,198,748
   69,100  E*trade Group Inc.(+)                                 1,006,269
   58,700  Exodus Communications, Inc.(+)                        1,970,119
                                                               -----------
                                                                 5,175,136
                                                               -----------
                                                                18,456,186
                                                               -----------

TELECOMMUNICATIONS - 5.3%

TELEPHONE - 5.0%
   39,350  AT&T Corp.                                              912,428
   22,300  Global Crossing Ltd.(+)                                 526,838
   79,300  SBC Communications Inc.                               4,574,618
   77,148  Verizon Communications                                4,460,119
   76,900  WorldCom, Inc.(+)                                     1,826,375
                                                                ----------
                                                                12,300,378
                                                                ----------

WIRELESS TELECOMMUNICATIONS - 0.3%
   19,800  Sprint Corp. PCS(+)                                     754,875
                                                                ----------
                                                                13,055,253
                                                                ----------

UTILITIES - 2.8%

ELECTRICAL UTILITY - 2.8%
   41,900  C P & L Energy Inc.                                   1,689,094
   26,700  Dominion Resources Inc./Va                            1,590,319
   93,800  Entergy Corp.                                         3,593,712
                                                               -----------
                                                                 6,873,125
                                                               -----------
TOTAL COMMON STOCKS                                            242,340,242
                                                               -----------
   (Cost $194,700,251)

SHORT-TERM INVESTMENTS - 2.4%
   6,054,215  J.P. Morgan Institutional
                Prime Money Market Fund*                         6,054,215
                                                              ------------
   (Cost $6,054,215)

TOTAL INVESTMENT SECURITIES - 100.0%                          $248,394,457
                                                              ------------
   (Cost $200,754,466)

ADR - American Depositary Receipt
(i) Foreign security
 * Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc. (+) Non-income producing security

The Accompanying Notes are an Integral Part of the Financial Statements.
   7

J.P. Morgan Tax Aware U.S. Equity Fund
Statement of Assets and Liabilities
-----------------------------------------------------------------------------
OCTOBER 31, 2000

Assets
Investments at Value (Cost $200,754,466)                    $248,394,457
Receivable for Shares of Beneficial Interest Sold                826,800
Dividend and Interest Receivable                                 236,270
Deferred Organization Expenses                                    10,137
Receivable for Expense Reimbursements                              7,031
Prepaid Trustees' Fees and Expenses                                  429
Prepaid and Other Assets                                           1,381
                                                            ------------
   Total Assets                                              249,476,505
                                                            ------------

Liabilities

Advisory Fee Payable                                              91,373
Shareholder Servicing Fee Payable                                 50,763
Administration Services Fee Payable                                9,719
Fund Services Fee Payable                                            169
Accrued Expenses and Other Liabilities                           102,120
                                                             -----------
   Total Liabilities                                             254,144
                                                             -----------
Net Assets                                                  $249,222,361
                                                            ============

Net Assets
Institutional Shares
Applicable to 15 shares outstanding (par value $0.001,
   unlimited shares authorized)                                      221
                                                            ============
Net Asset Value, Offering and Redemption
   Price per Share                                                $14.73
                                                            ============

Select Shares
Applicable to 12,151,492 shares outstanding (par value
   $0.001, unlimited shares authorized)                      249,222,140
                                                             ===========
Net Asset Value, Offering and Redemption Price per Share          $20.51
                                                             ===========

Analysis of Net Assets

Paid-in Capital                                             $211,896,653
Undistributed Net Investment Income                               97,599
Accumulated Net Realized Loss on Investments                 (10,411,882)
Net Unrealized Appreciation on Investments                    47,639,991
                                                            ------------
   Net Assets                                               $249,222,361
                                                            ============

 The Accompanying Notes are an Integral Part of the Financial Statements.
8

J.P. Morgan Tax Aware U.S. Equity Fund
Statement of Operations
-----------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2000

Investment Income
Income
Dividend Income (Net of Foreign Withholding
   Tax of $25,271)                                            $ 2,325,543
Interest Income                                                     5,777
Dividend Income From Affiliated Investment
   (Includes Reimbursement from Affiliate of $12,017)             373,789
                                                              -----------
   Investment Income                                            2,705,109
                                                              -----------

Expenses

Advisory Fee                                                      929,621
Shareholder Servicing Fee - Select Shares                         516,456
Administrative Services Fee                                       100,469
Custody Fee                                                        50,517
Transfer Agent Fees                                                41,095
Registration Fee                                                   35,797
Professional Fee                                                   33,777
Fund Accounting Expenses                                           16,791
Printing Expenses                                                  16,485
Amortization of Organization Expenses                               8,963
Fund Services Fee                                                   3,206
Trustee Fees and Expenses                                           2,728
Administration Fee                                                  1,353
Insurance Expenses                                                    248
Miscellaneous                                                       9,820
                                                                ---------
   Total Expenses                                               1,767,326
                                                                ---------
Less: Reimbursement of Expenses                                    (7,561)
                                                                ---------
   Net Expenses                                                 1,759,765
                                                                ---------
Net Investment Income                                             945,344
                                                                ---------

Realized and Unrealized Gain (Loss)
Net Realized Loss on Investment Transactions                   (3,009,340)
                                                               -----------
Net Change in Unrealized Appreciation on
   Investment Transactions                                     18,305,382
                                                               ----------
Net Increase in Net Assets Resulting from Operations          $16,241,386
                                                              ===========

The Accompanying Notes are an Integral Part of the Financial Statements.
  9

J.P. Morgan Tax Aware U.S. Equity Fund
Statement of Changes in Net Assets
----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31

Increase in Net Assets                                                   2000                   1999
                                                                   --------------------      --------------
From Operations
Net Investment Income                                              $    945,344              $   719,299
Net Realized Gain (Loss) on Investments                              (3,009,340)               1,299,670
Net Change in Unrealized Appreciation of Investments                 18,305,382               19,367,775
                                                                    -------------            -----------
   Net Increase in Net Assets Resulting from Operations              16,241,386               21,386,744
                                                                    --------------           -----------
Distributions to Shareholders from
From Net Investment Income:
Select Shares                                                          (861,047)                (760,811)
                                                                    -------------            -------------

Transactions in Shares of Beneficial Interest
Proceeds from Shares of Beneficial Interest Sold                    101,352,670               88,550,484
Reinvestments of Distributions                                          688,296                  691,183
Cost of Shares of Beneficial Interest Redeemed                      (31,352,736)             (23,768,181)
Service Charge                                                           78,123                   52,659
                                                                  ----------------          -------------
   Net Increase from Transactions in Shares of
     Beneficial Interest                                             70,766,353               65,526,145
                                                                 ---------------            --------------
   Total Increase in Net Assets                                      86,146,692               86,152,078
                                                                 ---------------           ---------------
Net Assets
Beginning of Year                                                   163,075,669               76,923,591
                                                                 ---------------           -------------
End of Year                                                        $249,222,361             $163,075,669
                                                                 ===============          ===============
Undistributed Net Investment Income                             $        97,599             $     13,302
                                                                ================          ==============

The Accompanying Notes are an Integral Part of the Financial Statements.
10

J.P. Morgan Tax Aware U.S. Equity Fund
Financial Highlights
-----------------------------------------------------------------------------
Selected data for a share outstanding throughout each period is as follows:

                                         Institutional                                                    Select Shares
                                           Shares
                                   -------------------------------------------------------------------------------------------
                                        For the Period                                                  For the Period
                                       September 15, 2000                                              December 18, 1996
                                       (commencement of                                                (commencement of
                                      operations) through       For the Years Ended October 31         operations) through
                                       October 31, 2000        2000           1999             1998      October 31, 1997
                                       ----------------       -------------------------------------------------------------------
Net Asset Value Per Share,
   Beginning of Period                    $15.00              $18.73         $15.19           $12.57          $10.00
                                        ----------------    -------------------------------------------------------------
Income from Investment Operations
Net Investment Income                       0.01(a)             0.09           0.10             0.08            0.06
Net Realized and Unrealized Gain (Loss)
   on Investments                          (0.28)               1.77           3.55             2.65            2.52
                                        ----------------    -------------------------------------------------------------
Total from Investment Operations           (0.27)               1.86           3.65             2.73            2.58
                                        ----------------    -------------------------------------------------------------
Less Distributions to Shareholders from
Net Investment Income                          -               (0.08)         (0.11)           (0.11)          (0.01)
                                         ---------------    -------------------------------------------------------------
Net Asset Value Per Share, End of Period  $14.73              $20.51         $18.73           $15.19          $12.57
                                        =================    =============================================================

Ratios and Supplemental Data
Total Return                               (1.80)%(b)           9.96%         24.05%           21.81%          25.83%(b)
Net Assets, End of Period (in thousands)       -(d)         $249,222       $163,075          $76,924
$25,649
Ratios to Average Net Assets
  Expenses                                  0.70%(c)            0.85%          0.85%            0.85%           0.85%(c)
  Net Investment Income                     0.51%(c)            0.46%          0.58%            0.63%           0.70%(c)
  Expenses without Reimbursement            0.85%(c)            0.85%          0.90%            1.09%           2.16%(c)
Portfolio Turnover Rate                       15%                 15%            29%              44%             23%

(a)  Based on average number of shares outstanding throughout the period
(b)  Not annualized
(c)  Annualized
(d)  Net Assets were $221 at October 31, 2000


The Accompanying Notes are an Integral Part of the Financial Statements.
  11

J.P. Morgan Tax Aware U.S. Equity Fund
Notes to Financial Statements
-----------------------------------------------------------------------------
OCTOBER 31, 2000
-----------------------------------------------------------------------------
1. Organization and Summary of Significant Accounting Policies

    Organization--J.P. Morgan Tax Aware U.S. Equity Fund (the "Fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended. The Fund is a no-load, diversified, open-end management investment company. The Fund's investment objective is to provide high after tax total return from a portfolio of selected equity securities. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, Institutional Shares and Select Shares. The Select Shares commenced operations on December 18, 1996 and the Institutional Shares commenced operations on September 15, 2000. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the
Fund:

    Security Valuations--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Security Transactions--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Net investment income, excluding shareholder servicing fees, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of each day.

    Organization Expenses--The Fund incurred organization expenses in the amount of $47,567 which have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the
Fund.

    Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    Distributions to Shareholders--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are paid annually.

-----------------------------------------------------------------------------
2. Transactions with Affiliates

    Advisory--The Fund has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Fund pays JPMIM at an annual rate of 0.45% of the Fund's average daily net assets.

    The Fund may invest in one or more affiliated money market funds:
J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Fund in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Fund investment in an affiliated money market fund.

    Administrative Services--The Fund has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Fund and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net

J.P. Morgan Tax Aware U.S. Equity Fund
Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                  (Continued)
OCTOBER 31, 2000
-----------------------------------------------------------------------------
2. Transactions with Affiliates (continued)

assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses (which excludes interest and dividend expenses, taxes and extraordinary items) of the Fund at no more than 0.85% of the average daily net assets of the Select Shares through February 28, 2001, and 0.70% of the daily net assets of the Institutional Shares through February 28, 2002.

    Administration--The Fund has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    Shareholder Servicing--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Select Shares and 0.10% of the average daily net assets of the Institutional Shares.

    Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Select Shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares of the Select Shares.

    Fund Services--The Fund has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Fund's affairs. The Trustees of the Fund represent all the existing shareholders of
PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Fund's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $600.

-----------------------------------------------------------------------------
3. Federal Income Taxes

    As of October 31, 2000, accumulated net unrealized appreciation was $47,605,974, based on the aggregate cost of investments for federal income tax purposes of $200,788,483, which consisted of unrealized appreciation of $60,731,947 and unrealized depreciation of $13,125,973.

    For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000, of approximately $10,377,866 of which $81,365 expires in 2005, $498,314 expires in 2006, $4,604,518 expires in 2007, and $5,193,669 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

   Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. During the year ended October 31, 2000 the following reclassification was made: paid-in-capital was increased by $2,218,317 and accumulated undistributed net realized loss was decreased by $2,218,317. This reclassification is the result of gains on securities redeemed in kind that were treated as realized gains for financial statement purposes, but were not recognized for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

J.P. Morgan Tax Aware U.S. Equity Fund
Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                  (Continued)
OCTOBER 31, 2000
-----------------------------------------------------------------------------
4. Investment Transactions

    During the year ended October 31, 2000, the Fund purchased $97,864,031 of investment securities and sold $29,855,446 of investment securities other than U.S. government securities and short-term investments. There were no purchases or sales of U.S. government securities.


-----------------------------------------------------------------------------
5. Capital Share Transactions

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                   For the Period September 15, 2000
                                    (commencement of operations)
Institutional Shares                 through October 31, 2000
                                      ------------------------
                                          Shares     Amount
                                       ------------------------
Shares of Beneficial Interest Sold          15        $225
                                       =========================

                                                              For the Years Ended October 31
Select Shares                                                  2000                             1999
                                                  -----------------------------------------------------------------
                                                     Shares           Amount           Shares          Amount
                                                  -----------------------------------------------------------------
Shares of Beneficial Interest Sold                 4,968,574      $101,352,445       4,957,907       $88,550,484
Reinvestment of Distributions                         34,593           688,296          38,550           691,183
Shares of Beneficial Interest Redeemed            (1,558,881)      (31,352,736)     (1,354,660)      (23,768,181)
                                                  -----------------------------------------------------------------
   Net Increase in Shares of Beneficial Interest   3,444,286      $ 70,688,005       3,641,797       $65,473,486
                                                  =================================================================

   From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding
Investment activities of these shareholders could have a material impact on the Fund.

    Redemptions may have been subject to service charges, retained by the Fund, in accordance with the following schedule:

Years Since Purchase                           Percentage of Cash
Proceeds
Shares held for less than one year                         1%
Shares held one year or longer                           None

  Effective July 30, 2000 redemptions are no longer subject to a service charge.

-----------------------------------------------------------------------------
6. Bank Loans

    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates and a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount.

J.P. Morgan Tax Aware U.S. Equity Fund
Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                  (Continued)
OCTOBER 31, 2000
-----------------------------------------------------------------------------
7. Subsequent Events

     On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

=============================================================================
Tax Information Notice (unaudited)

    For corporate taxpayers 94.34% of the ordinary income distributions paid during the fiscal year ended October 31, 2000 qualify for the corporate dividends received deduction.

Report of Independent Accountants
----------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan Tax Aware U.S. Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Tax Aware U.S. Equity Fund (one of the Funds comprising the J.P. Morgan Series Trust, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

[back cover]


    For more information on the J.P. Morgan
       Funds, call J.P. Morgan Funds Services at:
       Institutional Shares: (800) 766-7722
       Select Shares: (800)
521-5411
---------------------------------------------------------------------------
Morgan Guaranty Trust Company                                 PRSRT STD
500 Stanton Christiana Road                              U.S. POSTAGE PAID
Newark, Delaware 19713-2107                               KANSAS CITY, MO
                                                          PERMIT NO. 4609

IN-ANN-23762   1000